UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 295-5783
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition.

On January 24, 2024, DuPont de Nemours, Inc. (the "Company") issued a press release, attached as Exhibit 99.1, and incorporated herein by reference, providing preliminary information for the fourth quarter and full year ended December 31, 2023.

DuPont’s financial closing procedures for the fourth quarter and year ended December 31, 2023, are not yet complete. The preliminary financial information presented are estimates based on information available to management as of the date of this filing, have not been reviewed or audited by the Company’s independent registered accounting firm, and are subject to change. It is possible that the final results may differ from the preliminary information provided, including differences due to the completion of the financial closing procedures and/or the annual audit process; changes in facts, circumstances and/or assumptions and/or developments in the interim. The preliminary financial information presented does not present all information necessary for a complete understanding of the Company’s results for the fourth quarter and year ended December 31, 2023 and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press release issued by DuPont de Nemours, Inc. on January 24, 2024, providing preliminary financial information for the fourth quarter and full year 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant
Date: January 24, 2024

By:	/s/ Michael G. Goss
Name:	Michael G. Goss
Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by DuPont de Nemours, Inc. on January 24, 2024, providing preliminary financial information for the fourth quarter and full year 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.